Preferred Convertible Stock and Warrants	6 Months Ended
Jun. 30, 2014
Preferred Convertible Stock And Warrants
Preferred Convertible Stock and Warrants

NOTE 6 – PREFERRED CONVERTIBLE STOCK AND WARRANTS

As discussed above, during the period from Inception through June 30, 2014, the Company sold 2,025 units of Series A 6% Convertible Preferred Stock and related warrants at the price of $1,000 per unit. Proceeds received totaled $1,990,000 (net of offering costs of $35,000). Each unit consisted of one share of Series A 6% Convertible Preferred Stock that is convertible at any time at the option of the holder into common stock at the conversion price of $0.70 per common share based on the total dollar amount invested (subject to adjustment) and 1,429 warrants to purchase common shares of the Company at an exercise price of $1.35 for three years of the “Effective Date, ” defined as the earliest date of the following to occur: (a) the initial registration statement required by the Offering Documents has been declared effective by the United States Securities and Exchange Commission (the “SEC”), (b) all of the underlying shares have been sold pursuant to SEC Rule 144 or may be sold pursuant to SEC Rule 144 without the requirement for the Company to be in compliance with the current public information required under SEC Rule 144 and without volume or manner-of-sale restrictions or (c) following the one year anniversary of June 3, 2014. A total of 2,893,725 warrants were issued. The 6% per annum dividends are cumulative and payable quarterly in cash or, at the Company’s option, in shares of the Company’s common stock.

As the Series A 6% Convertible Preferred Stock is contingently redeemable at a fixed price and such redemption would not be solely within the control of the Company, the preferred stock is classified outside of stockholders’ equity, as “temporary equity” between liabilities and stockholders’ equity on the Company’s condensed consolidated balance sheet.